                                                                  EXHIBIT 4.3(d)

                                 THIRD AMENDMENT

         THIS THIRD AMENDMENT dated as of March 12, 2003 (this "Amendment") amends the Five-Year Revolving Credit Agreement dated as of October 6, 2000, as amended as of March 8, 2002 and June 7, 2002, among Anixter Inc. ("Anixter"), various subsidiaries of Anixter (the "Borrowing Subsidiaries"), various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent (the "Administrative Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, Anixter, the Borrowing Subsidiaries, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4, the Credit Agreement shall be amended as follows.

         Section 7.18 is amended in its entirety to read as follows:

                  "7.18    MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO. No
         Borrower shall permit the Consolidated Fixed Charge Coverage Ratio calculated at the end of each Fiscal Quarter for the period of the immediately preceding four Fiscal Quarters to be less than (a) 2.00 to 1 for any period ending prior to September 30, 2002, (b) 2.25 to 1 for any period ending on or after September 30, 2002 but prior to December 31, 2002, (c) 2.50 to 1 for any period ending on or after December 31, 2002 but prior to June 30, 2004, (d) 2.75 to 1 for any period ending on or after June 30, 2004 but prior to December 31, 2004 and (d) 3.0 to 1 for any period ending on or after December 31, 2004."

         SECTION 2 Reduction in Aggregate Commitments. Pursuant to Section 2.08 of the Credit Agreement, Anixter hereby permanently reduces the Aggregate Commitments to US$275,000,000, effective as of March 12, 2003, such reduction to be applied to the Commitment of each Lender according to its Pro Rata Share.

         SECTION 3 Warranties. Each Borrower represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the effectiveness hereof, (a) each warranty set forth in Article V of the Credit Agreement is true and correct in all material respects, except to the extent that such warranty specifically refers to an earlier date, and (b) no Default or Event of Default exists.

         SECTION 4 Effectiveness. The amendments set forth in Section 1 above shall become effective when the Administrative Agent shall have received counterparts of this Amendment executed by Anixter, the Borrowing Subsidiaries and the Required Lenders and Anixter shall have paid in immediately available funds to the Administrative Agent for the account of each

Lender signing this Amendment an amendment fee equal to 0.10% of the Commitment of such Lender, determined after giving effect to the reduction thereof pursuant to Section 2 above.

         SECTION 5 Miscellaneous.

         5.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

         5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         5.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois.

         5.4 Successors and Assigns. This Amendment shall be binding upon Anixter, the Borrowing Subsidiaries, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of Anixter, the Borrowing Subsidiaries, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

         Delivered as of the day and year first above written.

                                   ANIXTER INC., as Borrower

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   ANIXTER INTERNATIONAL N.V./S.A., as a
                                   Borrowing Subsidiary

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   ANIXTER U.K. LTD., as a Borrowing Subsidiary

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   BANK OF AMERICA, N.A., as
                                   Administrative Agent

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   BANK OF AMERICA, N.A., as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   BANK ONE, NA, as Syndication Agent and Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   THE BANK OF NOVA SCOTIA, as
                                   Documentation Agent and Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   SUNTRUST BANK, as Managing Agent and as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   CREDIT LYONNAIS CHICAGO BRANCH, as
                                   Managing Agent and as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   BANCA INTESA-NEW YORK BRANCH
                                   (formerly, IntesaBci), as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   BANCA NAZIONALE DEL LAVORO S.P.A. -
                                   NEW YORK BRANCH, as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC., as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   THE BANK OF NEW YORK, as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   U.S. BANK NATIONAL ASSOCIATION,
                                   (fka FIRSTAR BANK, N.A.), as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   MIZUHO CORPORATE BANK, LTD., as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   NATIONAL CITY BANK, as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   THE NORTHERN TRUST COMPANY, as a
                                   Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   PNC BANK, N.A., as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   SUMITOMO MITSUI BANKING
                                   CORPORATION, as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   U.S. BANK NATIONAL ASSOCIATION, as a
                                   Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   WACHOVIA BANK, N.A., as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION, as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   COMERICA BANK, as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

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